Exhibit 10.42

June 30, 2007

Campbell & Company, Inc.
Court Tower Building
210 West Pennsylvania Avenue
Suite 770
Towson, MD 21204

Attn: Ms. Terry Becks

Re:    Management Agreement Renewals

Dear Ms. Becks:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2008 and all other provisions of the Management Agreements will remain unchanged.

•	Smith Barney Potomac Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P. II

•	Smith Barney Global Markets Futures Fund L.P.

•	Smith Barney Global Diversified Futures Fund L.P.

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	CMF Campbell Master Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro
Jennifer Magro Chief Financial Officer & Director

CAMPBELL & COMPANY, INC.

By:	/s/ Theresa Becks

Print Name:	Theresa Becks

JM/sr

June 30, 2007

Willowbridge Associates Inc.
101 Morgan Lane – Suite 180
Plainsboro, N.J. 08536

Attention: Mr Steve R. Crane

Re:    Management Agreement Renewals

Dear Mr. Crane:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2008 and all other provisions of the Management Agreements will remain unchanged.

•	Salomon Smith Barney Orion Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P. II

•	Citigroup Diversified Futures Fund L.P.

•	Citibank NA (Alera 100)

•	CMF Institutional Futures Portfolio LP

•	CMF Willowbridge Argo Master Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By: /s/ Jennifer Magro
        Jennifer Magro
        Chief Financial Officer & Director

By: /s/ Steven R. Crane

Print Name: Steven R. Crane

JM/sr

June 30, 2007

Graham Capital Management, L.P.
Rock Ledge Financial Center
40 Highland Avenue
Rowayton, CT 06853

Attention: Mr. Paul Sedlack

Re:    Management Agreement Renewals

Dear Mr. Sedlack:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2008 and all other provisions of the Management Agreements will remain unchanged.

•	Smith Barney Global Markets Futures Fund

•	Smith Barney Diversified Futures Fund L.P. II

•	Smith Barney Diversified Futures Fund L.P.

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	AURORA III

•	Salomon Smith Barney Fairfield Futures Fund L.P.

•	Citigroup Diversified Futures Fund L.P.

•	Citigroup Fairfield Futures Fund L.P. II

•	CMF Graham Master Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By: /s/ Jennifer Magro
        Jennifer Magro
        Chief Financial Officer & Director

By: /s/ Paul Sedlack

Print Name: Paul Sedlack

JM/sr

June 30, 2007

Winton Capital Management
1a. St. Mary Abbot’s Place
Kensington, London W86LS, U.K.

Attention: Mr. Martin Hunt

Re:    Management Agreement Renewals

Dear Mr. Hunt:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2008 and all other provisions of the Management Agreements will remain unchanged.

•	Smith Barney Diversified Futures Fund L.P.

•	AURORA III

•	SSB Orion Futures Fund L.P.

•	CMF Winton Feeder LP I

•	Citigroup Diversified Futures Fund L.P.

•	CMF Winton Master Fund L.P.

•	CMF Institutional Futures Portfolio LP

•	Legion Winton

•	Citigroup Abingdon Futures Fund L.P.

•	Citigroup Global Futures Fund Ltd.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By: /s/ Jennifer Magro
        Jennifer Magro
        Chief Financial Officer & Director

By: /s/ Martin Hunt

Print Name: Martin Hunt

JM/sr